Exhibit 10.3

ONESPAWORLD HOLDINGS LIMITED

NON-EMPLOYEE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT

OneSpaWorld Holdings Limited (the “Company”) has granted, as of the date (the “Grant Date”) specified in the Grant Notice to the Participant named in the Notice of Grant of Restricted Stock Unit (Non-Employee Director) (the “Grant Notice”) to which this Non-Employee Director Restricted Stock Unit Agreement (this “RSU Agreement”) is attached, the number of restricted stock units (the “RSUs”) set forth in the Grant Notice, and upon the terms and conditions set forth in the Grant Notice and this RSU Agreement.  The RSUs have been granted pursuant to and shall in all respects be subject to the terms and conditions of the OneSpaWorld Holdings Limited 2019 Equity Incentive Plan (the “Plan”), the provisions of which are incorporated herein by reference.  By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this RSU Agreement, and the Plan and shall be provided a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of shares issuable pursuant to the RSUs (the “Plan Prospectus”), (b) accepts the RSUs subject to all of the terms and conditions of the Grant Notice, this RSU Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this RSU Agreement or the Plan.

1.Definitions and Construction.

1.1Definitions.  Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this RSU Agreement.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.Administration.

All questions of interpretation concerning the Grant Notice, this RSU Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the RSUs shall be determined by the Committee.  All such determinations by the Committee shall be final, binding and conclusive upon all persons having an interest in the RSUs, unless fraudulent or made in bad faith.  Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the RSUs or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the RSUs.

3.Vesting.

3.1Vesting Date.  Subject to the provisions of Sections 3.2 through 3.4 below, 100% of the RSUs shall fully vest on the one (1)-year anniversary of the Grant Date (the “Vesting Date”), provided that the Participant has not incurred a termination of Service prior to the Vesting Date.  There shall be no proportionate or partial vesting in the period prior to the Vesting date.

3.2Committee Discretion to Accelerate Vesting.  Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of the RSUs at any time and for any reason.

3.3Change in Control.  Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f) of the Plan, in the event of a Change in Control, each outstanding RSU shall become immediately vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b) of the Plan, shall be settled effective immediately prior to the time of consummation of the Change in Control.

3.4Forfeiture.  Subject to the Committee’s discretion to accelerate vesting hereunder, all unvested RSUs shall be immediately forfeited upon the Participant’s Service termination for any reason, whether voluntary or involuntary (including the Participant’s death or disability).

4.Delivery of Shares.

4.1General.  Subject to the provisions of Sections 4.2 and 4.3 below, within thirty (30) days following the vesting of the RSUs, the Participant shall receive the number of shares of Stock that correspond to the number of RSUs that have become vested on the Vesting Date or that have otherwise vested in accordance with Section 3.2 or 3.3 above.

4.2Trading Compliance.  If the date such distribution would otherwise be made pursuant to Section 4.1 occurs on a day on which the sale of Stock would violate the provisions of the Trading Company Policy, then such distribution shall be instead made on the next trading day on which the sale of such Stock would not violate the Trading Compliance Policy, but in any event, no later than the fifteenth (15th) day of the third (3rd) calendar month following the year in which such RSUs vest.

4.3Deferrals.  If permitted by the Committee, the Participant may elect, subject to the terms and conditions of the Plan and any other applicable written plan or procedure adopted by the Company from time to time for purposes of such election, to defer the distribution of all or any portion of the shares of Stock that would otherwise be distributed to the Participant hereunder (the “Deferred Shares”), consistent with the requirements of Section 409A.  Upon the vesting of RSUs that have been so deferred, the applicable number of Deferred Shares shall be credited to a bookkeeping account established on the Participant’s behalf (the “Account”).  Subject to Section 5 hereof, the number of shares of Stock equal to the number of Deferred Shares credited to the Participant’s Account shall be distributed to the Participant in accordance with the terms and conditions of the Plan and the other applicable written plans or procedures of the Company, consistent with the requirements of Section 409A.

5.Dividends; Rights as Stockholder.  Each RSU is granted, together with Dividend Equivalent Rights, with respect to the payment of cash dividends on Stock during the period beginning on the Grant Date and ending, with respect to each share subject to the RSUs, on the earlier of the date the RSUs are settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid in the form of cash or with additional whole RSUs as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional RSUs, if any, to be credited shall be determined in accordance with the terms of the Plan.  Such cash amount or additional RSUs shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the RSUs originally subject to this RSU Agreement.  Except as otherwise provided herein, the Participant shall have no rights as a stockholder with respect to any shares covered by the RSUs until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

6.Withholding of Tax.

The Participant must pay or make adequate provision for any applicable federal or state withholding obligations of the Company pursuant to the Plan, and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any shares of Stock otherwise required to be issued pursuant to this RSU Agreement.

7.Beneficial Ownership of Shares; Certificate Registration.

The Participant hereby authorizes the Company, in its sole discretion, to deposit, for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice, any or all shares acquired by the Participant pursuant to the settlement of the RSUs.  Except as provided by the preceding sentence, a certificate for the shares received upon settlement of the RSUs shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

8.Restrictions on Grant of the RSUs and Issuance of Shares.

The grant of RSUs and the issuance of shares of Stock pursuant to the RSUs shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no shares may be issued pursuant to the RSUs unless (i) a registration statement under the Securities Act shall at the time of such issuance be in effect with respect to the shares issuable pursuant to the RSUs, or (ii) in the opinion of legal counsel to the Company, the shares issuable pursuant to the RSUs may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

9.Fractional Shares.

The Company shall not be required to issue fractional shares upon the settlement of RSUs.

10.Non-Transferability of the RSUs.

The right to receive shares of Stock under this RSU Agreement shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to the RSUs granted to the Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.Adjustments for Changes in Capital Structure.

Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the RSUs, in order to prevent dilution or enlargement of the Participant’s rights under the RSUs.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  Any fractional share resulting from an adjustment pursuant to this Section 11 shall be rounded down to the nearest whole number.  The Committee, in its sole discretion, may also make such adjustments in the terms of the RSUs to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate.  All adjustments pursuant to this Section 11 shall be determined by the Committee, and its determination shall be final, binding and conclusive.

12.Rights as a Stockholder or Director. The Participant shall have no rights as a stockholder with respect to any shares covered by the RSUs until the date of the issuance of the shares for which the RSUs have been settled (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 11.  Nothing in this RSU Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as a Director at any time.

13.Miscellaneous Provisions.

13.1Termination or Amendment.  The Committee may terminate or amend the Plan or the RSUs at any time; provided, however, that no such termination or amendment may have a materially adverse effect on the RSUs without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation.  No amendment or addition to this RSU Agreement shall be effective unless in writing.

13.2Further Instruments.  The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this RSU Agreement.

13.3Binding Effect.  This RSU Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

13.4Delivery of Documents and Notices.  Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this RSU Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a)Description of Electronic Delivery and Signature.  The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this RSU Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically.  In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.  Any and all such documents and notices may be electronically signed.

(b)Consent to Electronic Delivery and Signature.  The Participant acknowledges that the Participant has read Section 13.4(a) of this RSU Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 13.4(a).  The Participant agrees that any and all such documents requiring a signature may be electronically signed and that such electronic signature shall have the same effect as handwritten signature for the purposes of validity, enforceability and admissibility.  The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing.  The Participant further acknowledges that the Participant shall be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  The Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.4(a) or may change the electronic mail address to which such documents are to be delivered (if the Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.4(a).

13.5Integrated Agreement.  The Grant Notice, this RSU Agreement and the Plan shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter.  To the extent contemplated herein, the provisions of the Grant Notice, this RSU Agreement and the Plan shall survive the settlement of the RSUs and shall remain in full force and effect.

13.6Severability.  If any one or more of the provisions (or any part thereof) of this RSU Agreement shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of this RSU Agreement shall not in any way be affected or impaired thereby.

13.7Transfer of Personal Data.  The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the RSUs awarded under this RSU Agreement for legitimate business purposes (including, without limitation, the administration of the Plan).  This authorization and consent is freely given by the Participant.

13.8Applicable Law.  This RSU Agreement shall be exclusively governed by the laws of the Commonwealth of The Bahamas as such laws are applied to agreements entered into and to be performed entirely within the Commonwealth of The Bahamas.

13.9Counterparts.  This RSU Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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